Rule 497(e)
                                                   Registration No. 33-8982


                             The Victory Portfolios
                    National Municipal Bond Fund (the "Fund")
                        Supplement Dated January 29, 1996
                    to the Prospectus dated September 1, 1995


         Effective January 29, 1996, the information set forth under the heading "Summary of Fund Expenses - Shareholder Transaction Expenses" has been restated as follows in order to reflect the elimination of the maximum Sales Charge of 4.75% for Class A shares.

         Shareholder Transaction Expenses (1). These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem."

                                                       Class A          Class B

         Maximum Sales Charge Imposed on Purchases      None              None
         (as a percentage of the Offering Price)


         Investors wishing to obtain more information should call the Fund's Transfer Agent, Primary Funds Service Corporation, without charge at (800) 539-3863.